Exhibit 21.1

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                                                                                 DATE OF
SUBSIDIARIES                                                                     INCORPORATION    JURISDICTION
- ------------                                                                     -------------    ------------
AmeriPath Florida, Inc. f/k/a/ D & P Pathology, Inc.                             2/13/96          Florida
  d/b/a  American Laboratory Associates
         Derrick and Associates Pathology
         D&P Pathology
         Florida Pathology Associates
         Gulf Coast Pathology Associates
         Volusia Pathology Group
         Seidenstein, Levine and Associates
         Center for Advanced Diagnostics
         Indian River Pathology
         South Florida Pathology
         Bay Area Dermatopathology
         Bay Area Pathology

South Florida Pathology Associates, Inc.                                         3/9/83           Florida

Hialeah Pathology Associates, Inc.                                               1/3/80           Florida

AmeriPath Marketing USA, Inc.                                                    12/13/00         Florida

MedGenetics Diagnostics Laboratories,
 Inc.                                                                            7/7/84           Florida

Orange Park Pathology Laboratory
 Consultants, Inc.                                                               7/7/75           Florida

AmeriPath Alabama, Inc. f/k/a SkinPath,  P.C.
 d/b/a   SkinPath                                                                1/5/95           Alabama

Shoals Pathology Associates, Inc.                                                1/2/76           Alabama

AmeriPath Kentucky, Inc. f/k/a
 Technical Pathology Services, Inc.
  d/b/a  Pathology Associates                                                    2/02/88          Kentucky

AmeriPath Mississippi, Inc. f/k/a
 Sturgis, Henderson & Proctor Pathology Laboratory, P.A.                         12/30/70         Mississippi
 d/b/a   Sturgis, Henderson & Proctor Pathology Laboratory

R.M.C. Pathology Associates, Inc.                                                12/31/82         Missouri

AmeriPath Indiana, Inc. f/k/a Colab,
 Inc.                                                                            11/28/94         Indiana

AmeriPath Indianapolis, LLC*                                                     8/26/97          Indiana
  d/b/a  Colab, Inc.

AmeriPath New York, Inc.                                                         3/9/98           Delaware
d/b/a    East End Laboratories
         Ackerman Academy of Dermatopathology

A.Bernard Ackerman, M.D. Dermatopathology, P.C.                                  4/19/99          New York
d/b/a    Ackerman Academy of Dermatopathology

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
AmeriPath North Carolina, Inc. f/k/a H. Michael Jones M.D.,
 P.A.                                                                     6/1/80                            North Carolina

AmeriPath Consulting Pathology Services, P.A.***                          8/1/98                            North Carolina
  d/b/a       H. Michael Jones

Kilpatrick Pathology, P.A. ***                                            9/3/99                            North Carolina

AmeriPath Ohio, Inc.                                                      10/1/96                           Delaware

AmeriPath Cincinnati, Inc. f/k/a/ David R. Barron, M.D., Inc.*            1/1/68                            Ohio
  d/b/a       Richfield Laboratory of Dermatopathology

AmeriPath Cleveland, Inc. f/k/a Beno Michel, M.D., Inc.*                  4/15/76                           Ohio
  d/b/a       Cutaneous Pathology & Immunofluorescence Laboratory
              CPI Lab
              CPI
              Pathology Consultants of Cleveland

AmeriPath P.C.C., Inc. f/k/a Pathology Consultants of
 Cleveland *                                                              8/6/84                            Ohio
  d/b/a       Pathology Consultants of Cleveland

AmeriPath Youngstown, Inc. f/k/a Consultant Pathology
 Associates *                                                             8/1/96                            Ohio
  d/b/a       Consultant Pathology Associates

AmeriPath Youngstown Labs, Inc. f/k/a Mahoning Medical
 Laboratories                                                             3/28/94                           Ohio
  d/b/a       Mahoning Medical Laboratories

AmeriPath Pennsylvania, Inc.  f/k/a The Dermatopathology Laboratory       5/22/92                           Pennsylvania
  d/b/a       The Dermatopathology Laboratory
              TDL
AmeriPath Pittsburgh, P.C. ***                                            12/1/97                           Pennsylvania
  d/b/a       The Dermatopathology Laboratory
              TDL

AmeriPath Philadelphia, Inc. f/k/a Consulting Pathologists, PA            2/28/77                           New Jersey

Consulting Pathologists of Pennsylvania, PC ***                           7/19/99                           Pennsylvania

AmeriPath Texas, L.P.  (restructured from AmeriPath Texas, Inc.)          9/1/00                            Texas
  d/b/a       Freeman-Cockerell Laboratories
              Cockerell and Associates Dermatopathology Laboratories
              Severance & Associates

AmeriPath 5.01(a) Corporation**                                           2/7/97                            Texas
  d/b/a Cockerell and Associates Dermatopathology Laboratories

DFW 5.01(a) Corporation**                                                 7/21/97                           Texas
  d/b/a       AmeriPath  - Dallas
              Arlington-Mansfield Pathology Associates
              Dallas Pathology Associates
              Plano Pathology Associates
              Unipath
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
AmeriPath San Antonio 5.01(a) Corporation**                                                     7/8/98        Texas
  d/b/a       Severance & Associates

AmeriPath Lubbock 5.01(a) Corporation**                                                         6/9/98        Texas

AmeriPath Texarkana 5.01(a) Corporation** / ****                                                8/21/00       Texas

Arlington Pathology Association 5.01(a) Corporation***                                          12/29/72      Texas

Simpson Pathology 5.01(a) Corporation***                                                        7/1/82        Texas

Pathology Affiliated Services, Inc.                                                             12/31/97      Texas

AmeriPath PAT, Inc. f/k/a Pathology Associates of Texas, PA                                     12/2/71       Texas

Arlington Pathologists Associates, P. A. *** / ****                                             5/31/88       Texas

Chappell-Joyce Pathology Association, P.A. ***                                                  6/1/78        Texas

AmeriPath Wisconsin, Inc. f/k/a Consultants Physicians                                          1/1/68        Wisconsin
  in Pathology, S.C.
  d/b/a      Consultants Physicians in Pathology

AmeriPath Milwaukee, SC *** f/k/a Associated Laboratory Physician                               12/30/92      Wisconsin
   Services, SC

Ocmulgee Medical Pathology Association, Inc.                                                    7/30/76       Georgia

AmeriPath Carrollton, Inc. ****                                                                 5/26/00       Georgia

AmeriPath Michigan, Inc. f/k/a JJ Humes, MD & Associates, PC                                    1/2/69        Michigan

JJ Humes, MD and Associates/AmeriPath, PC ***                                                   12/6/99       Michigan

Pathology Consultants of America, Inc                                                           3/26/97       Tennessee
          d/b/a Inform DX

PCA of Denver, Inc.                                                                             12/12/97      Tennessee

PCA of Memphis, Inc.                                                                            12/12/97      Tennessee

PCA of Columbus, Inc.                                                                           12/12/97      Tennessee

PCA of Los Gatos, Inc.                                                                          10/27/98      Tennessee

Ben F. Martin, M.D., FCAP, Inc.                                                                 6/14/79       Mississippi

John H. Parker, Jr., M.D., FCAP, Inc.                                                           12/19/79      Mississippi

CPA I, Inc.                                                                                     10/15/99      Tennessee

CPA II, Inc.                                                                                    10/15/99      Tennessee

PCA/APR Acquisition Corporation                                                                 3/31/98       Tennessee

California Pathology Consultants of America, Inc.                                               2/23/98       Tennessee

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
Georgia Pathology Consultants of America, Inc.                               2/23/98      Tennessee

PCA of Nashville, Inc.                                                       2/23/98      Tennessee

PCA Southeast II, Inc.                                                       12/4/98      Tennessee

PCA of St. Louis II, Inc.                                                    12/4/98      Tennessee

PathSOURCE, Inc.                                                             6/24/98      Delaware

PathSOURCE New England, Inc.                                                 3/16/99      Delaware

Dermpath, Inc.                                                               8/5/82       Delaware

TID Acquisition Corporation                                                  10/14/98     Delaware

Institute for Dermatopathology, P.C.***                                      4/8/97       Pennsylvania

AmeriPath, LLC                                                               8/30/00      Delaware

API No.2, LLC                                                                8/30/00      Delaware

Anatomic Pathology Services, Inc.                                            4/22/99      Oklahoma

Diagnostic Pathology Management Services, Inc.                               5/4/92       Oklahoma

Tulsa Diagnostics, P.C.***                                                   3/16/99      Oklahoma

Diagnostic Pathology Services, P.C.***                                       9/30/83      Oklahoma

AmeriPath Virginia, Inc. f/k/a Internat'l Telepathology Group, Inc. ****     6/24/93      Virginia
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- ----------------------------------------
*   The record holder is a trust of which AmeriPath, Inc. is the grantor and the sole beneficiary.
**  Non-Profit Corporation of which AmeriPath, Inc. is the sole member.
*** These entities are controlled through a nominee stock agreement.
****These entities are currently inactive.